AMENDMENT TO EMPLOYMENT AGREEMENT

                  AMENDMENT (this "Amendment") dated as of January 2, 2003 by and between United Industrial Corporation, a Delaware corporation, and Susan Fein Zawel.

                              W I T N E S S E T H :
                              - - - - - - - - - -


      WHEREAS, the parties hereto are parties to that certain
Employment Agreement dated March 3, 2000 (the "Employment Agreement"), and they desire to amend the Employment Agreement as provided herein.

      NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto agree as follows:

     1. Section 2 of the Employment Agreement is hereby amended by replacing the text "three (3) years" appearing therein with the text "four (4) years".

     2. Section 4(b) of the Employment Agreement is hereby amended by inserting the following text at the end of the first sentence thereof (before the period):
"; provided, however, that such benefits, individually and in the aggregate, shall be at least equivalent to those benefits provided to Employee during 2002".

     3. Except as amended hereby, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     4. This Amendment may be executed in one or more counterparts, each which shall constitute an original and all of which together shall constitute one agreement.

     5. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to its conflict of laws principles.

     IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

                                   UNITED INDUSTRIAL CORPORATION


                                   By:  /s/ Richard R. Erkeneff
                                   --------------------------------------------
                                   Name: Richard R. Erkeneff
                                   Title: President & CEO

                                   /s/ Susan Fein Zawel
                                   --------------------------------------------
                                   SUSAN FEIN ZAWEL